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                                                                   Exhibit 10.13

                                 LEASE AGREEMENT

     1. THIS LEASE AGREEMENT (hereinafter "Agreement") made and entered into as of July 17, 2000, between Santa Cruz Freeholders, a California Limited Partnership (hereinafter "Landlord") and West Marine Products, Inc., a California corporation (hereinafter "Tenant").

     2. WITNESSETH: The parties hereto agree that this Lease sets forth all
        ----------
agreements, covenants and conditions express or implied between the parties, and except as set forth herein supersedes any prior oral or written agreements between the parties with respect to the premises hereinafter described. The following exhibits are attached to this Lease and made a part hereof:

          Exhibit "A" - Legal Description of Demised Premises and Entire Premises Exhibit "B" - Site Plan
          Exhibit "C" - Title Exceptions
          Exhibit "D" - Non-Disturbance and Attornment Agreement
          Exhibit "E" - Subordination, Non-Disturbance, and Attornment Agreement Exhibit "F"- Tenant's Plans

     3. PREMISES: Landlord hereby leases to Tenant and Tenant hereby leases from
        --------
Landlord the approximately nine thousand five hundred eighty-three (9,583) square foot premises (to be verified by a commencement addendum) located at 2450 17th Avenue in the City of Santa Cruz, County of Santa Cruz, State of California, and more particularly described as the Demised Premises in Exhibit "A" and shown outlined on Exhibit "B", together with all improvements now or hereafter erected thereon and all rights and appurtenances thereunto belonging. The Demised Premises is part of the Landlord's other property hereinafter referred to as Entire Premises and described in Exhibit "A" and shown outlined on Exhibit "B".

     3.1 TENANT'S PRO RATA SHARE: Whenever in this Lease reference is made to
         -----------------------
Tenant's pro rata share, same will be calculated as follows:

     Size (Floor Area) of Demised Premises                           9,583+/-
                                                                  --------------
                                                               %    =27.9+/-%
                                                                      -------
     Size (Floor Area) of All structures in the Entire Premises      34,343+/-
                                                                  --------------
     (to be verified upon completion of all Tenant Improvements)

unless and until either the size (Floor Area) of the Demised Premises or size (Floor Area) of the structures in the Entire Premises are changed in which event the above percentage shall be adjusted accordingly.

     4. TERM AND COMMENCEMENT: The term of this Lease (hereinafter "Term") shall
        ---------------------
commence on the same date as is provided in the Section of this Lease entitled RENT for the commencement of
----

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payment of the monthly rent and shall expire five (5) years after such commencement date (hereinafter "Commencement Date"), unless sooner terminated or extended as herein provided. Upon commencement of the Term the parties will execute a memorandum setting forth the commencement and termination dates.

     5. RENEWAL OPTIONS: Landlord grants to Tenant three (3) separate options to
        ---------------
extend the Term for three (3) separate consecutive additional periods (hereinafter "Renewal Periods") of five (5) years each on the same terms and conditions as set forth in this Lease for the Term except that Rent during the Renewal Options shall be as set forth hereinafter. Provided Tenant is not in default beyond the applicable cure periods contained herein, each option shall be deemed automatically exercised by Tenant unless Tenant shall give notice to Landlord at least six (6) months before the expiration of the Term or Renewal Period then in effect of Tenant's desire to terminate said Lease, and upon such automatic renewal, the Renewal Period shall become part of the Term.

     6. RENT: Tenant agrees to pay to Landlord during the first year of the Term
        ----
the monthly sum of Eight Thousand Five Hundred Seventy-Six and 79/100 Dollars ($8,576.79)($102,921.42 annually)(unless such rent shall be abated or diminished as in this Lease elsewhere provided) (hereinafter "Rent") in advance, on the first day of each calendar month, commencing with the first day of the month following the earlier of (a) the opening by Tenant of its complete store in the Demised Premises for business with the public, or (b) ninety (90) days after Landlord delivers the Demised Premises to Tenant. The Rent for each year during the Term thereafter shall be the annual Rent for the previous year adjusted by the Consumer Price Index for All Urban Consumers (San Francisco-Oakland-San Jose Region, 1982-84=100) as Published by the United States Department of Labor, Bureau of Labor Statistics. Notwithstanding the foregoing, the CPI adjustment shall in no instance be less than two percent (2%) or greater than five percent (5%) annually. All payments of Rent shall be made to Landlord, whose Federal Identification Number is 94-2895962, or to such other person or corporation or at such other place as shall be designated by Landlord, in writing, delivered to Tenant at least ten (10) days prior to the next ensuing rent payment date. Landlord and Tenant agree that the monthly Rent for the first year of the first Renewal Period, if exercised, shall be the annual Rent for the Term adjusted by the Consumer Price Index ("CPI") as hereinafter defined. The Rent for each year during the first Renewal Period thereafter, if exercised, shall be the annual Rent for the previous year adjusted by the Consumer Price Index for All Urban Consumers (San Francisco-Oakland-San Jose Region, 1982-84=100) as Published by the United States Department of Labor, Bureau of Labor Statistics. Notwithstanding the foregoing, the CPI adjustment shall in no instance be less than two percent (2%) or greater than five percent (5%) annually. The monthly Rent for the second and third Renewal Periods, if exercised, shall be the fair market rent for the Premises as may be jointly agreed upon by Landlord and Tenant.

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     6.1 LATE CHARGE: Tenant agrees to pay Landlord a late fee equal to five
         -----------
percent (5%) of any monthly Rent installment which is not paid to Landlord within ten (10) days after the receipt of written notice that said Rent is due and payable. Said late fee will be due and payable at the same time Tenant pays that month's late Rent. It is agreed that payments made by check which do not clear the bank cause additional expenses for book-keeping and clerical services. Tenant agrees that any such check issued for payments due hereunder which is returned without payment for any reason whatsoever shall carry a charge of twenty-five dollars ($25.00) for each time said check is returned, which sum shall be considered as additional rent hereunder, and shall be paid by Tenant to Landlord immediately upon notice thereof.

     7. LANDLORD'S TITLE: (A) Landlord covenants that Landlord has fee simple
        ----------------
title to the Entire Premises and the Demised Premises described on Exhibit "A" hereof and full right and authority to make this Lease; that said Demised Premises are free and clear of and from all liens, restrictions, leases and encumbrances (except as set forth in Exhibit "C") and that there are no laws, ordinances, governmental rules or regulations or title restrictions or zoning or other matters which will restrict, limit or prevent Tenant's operation of a marine supply, boating gear and boating apparel store or any department thereof in the Demised Premises. Landlord warrants and represents to Tenant that no other tenant, subtenant or other occupant of the Entire Premises possesses any contractual, leasehold or other exclusive right to sell any goods, products, or services that would be violated by Tenant's sale of supplies, equipment and/or apparel for marketed or sold for marine and boating uses. Landlord will indemnify, defend and hold Tenant harmless from and against all costs, losses, expenses (including attorneys' fees and costs), or judgments associated with the violation or asserted violation of any such contractual, leasehold or other actual or purported exclusive right to the extent same relates to or arises from Tenant's sale of supplies, equipment and/or apparel for marine and boating uses. Landlord covenants that so long as Tenant is not in default hereunder, beyond the applicable cure periods, Tenant shall have quiet and peaceful possession and enjoyment of the Demised Premises, the Common Facilities portions of Entire Premises and of all rights and appurtenances thereunto belonging.

           (B) Concurrently, with the execution of this Lease, Landlord and Tenant have executed a Short Form Lease. Immediately after commencement of the Term, Landlord and Tenant shall execute an Amended Short Form Lease which sets forth the actual commencement date of this Lease (if different from the previously recorded Short Form Lease). Either Landlord or Tenant may record the Short Form Lease and the Amended Short Form Lease and each party agrees to cooperate with the other to facilitate such recording.

           (C) Concurrent with the execution of this Lease, Landlord shall furnish Tenant duly acknowledged triplicate counterparts of the Non-Disturbance and Attornment Agreement in the form attached as Exhibit "D" executed by any mortgagee or holder of any lien prior to this Lease. Wherever

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reference is made to a mortgage or mortgagee in this Lease, such reference shall be deemed to include a deed of trust or the holder of a deed of trust.

           (D) Landlord represents, warrants and agrees and this Lease is made and entered into upon the express condition that Landlord shall at all times during the Term of this Lease or any extension or renewal thereof maintain a general shopping center upon the Entire Premises which shopping center shall always have as a part thereof a Parking Area as shown on Exhibit "B" annexed hereto, to furnish parking space without charge to all customers of the Entire Premises seeking same.

     8.  SUBORDINATION AND NON-DISTURBANCE: If any future Mortgagee so requests,
         ---------------------------------
this Lease shall be subject and subordinate to a Mortgage or Deed of Trust covering the Demised Premises or Entire Premises and to all renewals, modifications, consolidations, replacements and extensions thereof, provided Landlord and such Mortgagee execute and deliver to Tenant duly acknowledged triplicate counterparts of a Subordination, Non-Disturbance and Attornment Agreement in substantially the form attached as Exhibit "E".

     9.  POSSESSION: (A) Upon commencement of the Term the covenant of Landlord
         ----------
set forth in Subsection (A) of the Section of this Lease entitled
LANDLORD'S TITLE shall be in force except for matters junior to this Lease.

           (B) Tenant agrees to deliver to Landlord physical possession of the Demised Premises upon the termination of the Term in good condition excepting, however, ordinary wear and tear, damage by fire, or any other casualty insured against under policies maintained or required to be maintained by Landlord, or damage from any other cause unless such other cause is attributable to the willful misconduct of Tenant.

     10. ASSIGNMENT AND SUBLETTING: Tenant may not assign this Lease or sublet
         -------------------------
the Demised Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant may assign this Lease or sublet the Demised Premises without the consent of Landlord if such assignment or subletting is to facilitate the sale by Tenant of all or a portion of Tenant's chain of stores, or if such assignment or subletting is for the continued use of the Demised Premises as a retailer and/or wholesaler of marine supplies, boating gear and boating apparel. Landlord agrees that no merger, consolidation, corporate reorganization, or assignment to an entity in Tenant's control or in the control of Tenant's parent shall be an assignment so as to require Landlord's consent. Notwithstanding any subletting or assignment, Tenant shall remain primarily liable for the performance of all terms and conditions of this Lease.

     11. PROTECTIVE COVENANT: In order to induce Tenant to enter into this
         -------------------
Lease, Landlord agrees for itself, its successors and assigns, its officers, directors and shareholders (holding more than ten percent (10%) of its stock), its parent, affiliated and subsidiary corporations and any partner or other party affiliated with it, that none of the foregoing shall use, suffer, permit or consent to the use or

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occupancy of any part of the Entire Premises except for the Demised Premises during the Term of this Lease, as extended and renewed, and that Tenant shall have the exclusive right, power and authority (1) to conduct the operation of a retail and/or wholesale business for the sale and/or distribution of supplies, equipment and apparel for marine and boating uses (hereinafter "Exclusive Business") in the Entire Premise and (2) to sell mechanical, electrical and other equipment, supplies, electronics, appliances, hardware, rope, rigging, boat trailering, navigation, inflatable boats, plumbing and apparel for marine and boating uses (hereinafter "Exclusive Products") in the Entire Premises. Landlord agrees (i) not to enter into any new leases, (ii) not to renew or extend any existing leases, which require Landlord's approval to renew or extend, (iii) not to consent to any assignment or sublease, which require Landlord's consent to assign or sublet, (collectively "New Lease") for the premises in the Entire Premises that permit or contemplate the conduct of any Exclusive Business or that permit or contemplate the sale of any Exclusive Products. Landlord also agrees to include a disclosure in any New Lease of the Exclusivity provisions contained in this Lease, to include a provision in any New Lease wherein such person or entity agrees not to do any acts in violation of the exclusivity provisions of this Lease, and to perform such acts as are necessary or appropriate (including, without limitation, the commencement and prosecution of legal action) to enforce the exclusivity provisions of this Lease. In the event of a breach of the exclusivity provisions of this Section, Landlord agrees that Tenant shall be entitled to obtain (among other relief) injunctive relief and/or compensatory damages. For the purposes of this Lease, the term "Affiliate" shall mean and include (without limitation) any corporation, partnership, limited liability company, or other business entity which is controlled (directly or indirectly) by Landlord or any officers, partner or principals of Landlord. This restriction shall not apply to any business whose principal business is that of a general merchandiser or any other seller of a broad mix of general merchandise which sells mechanical, electrical and other equipment, supplies, electronics, appliances, hardware, rope, rigging, boat trailering, navigation, inflatable boats, plumbing and apparel for marine and boating uses as an incidental part of its general merchandise business.

     With the exception of uses existing at the execution of this Lease, prohibited uses of the Entire Premises include the following: commercial indoor amusements, entertainment facilities; flea market or similar business; adult entertainment, schools of any type; churches; car rentals or sales parking vehicles offered for lease or sale in the parking areas of Entire Premises; restaurants; nightclubs; cocktail lounges; taverns; undertaking establishments; bingo games or off-track betting agencies; post offices or postal facilities (excluding Mailboxes, Etc, or such similar business); gymnasiums, spas, tanning facilities, dance studios or health clubs; theaters, either motion picture or live; bowling alley; skating rink of any type; or any other similar uses which require excessive use of the Parking Area in terms of number of parking spaces or length of time of the use of the parking spaces. Landlord covenants and agrees with Tenant

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that Landlord will not consent to any assignment or subletting of any tenant's leased space where the use of the space to be made by the assignee or sublessee would violate this Section 11.

     11.1 OUTDOOR DISPLAY: Tenant shall be entitled to maintain a display of
          ---------------
inflatable boats and motors in the common areas of the Entire Premises at a location mutually agreeable to Landlord and Tenant and shall be entitled to install and maintain a "marine-style" flagpole in front of the Demised Premises. Tenant's display of inflatable boats and motors will be conducted in a manner so as to minimize interference with vehicular or pedestrian traffic in the common areas, use of the common areas and other businesses in the Entire Premises and so as to comply with local ordinances. Tenant's installation of a "marine-style" flagpole shall be in a location mutually agreeable to Landlord and Tenant and shall comply with local ordinances. Landlord represents and warrants that no restrictions exist on the Entire Premises that would restrict Tenant's right to place the outdoor display and/or flag pole in the common areas.

     12. LANDLORD'S REPAIRS: (A) Landlord shall, at its sole cost and expense, cure any latent defects in or to the Entire Premises during the Lease or renewal of the Lease.

           (B) Landlord shall, at its sole cost and expense, maintain in good working order and repair throughout the Term: all the exterior portions and structural elements of the Demised Premises or the building of which the Demised Premises is a part and the appurtenances thereto and any improvements outside of the Demised Premises erected by Landlord for Tenant, including but not limited to the roof, roof structures and supports, foundations and structural supports, walls (except interior painting), termite and dry rot protection, floors (excepting floor covering) and mechanical equipment and conduits embedded in the floors, gutters, downspouts, streets, parking lot, curbs and sidewalks. Landlord shall also maintain in good order and repair throughout the Term the utility lines servicing the Demised Premises to the extent not maintained by public utility companies, and the electrical, sprinkler, plumbing and sewer systems and other mechanical installations and facilities that are installed in the building by or for Landlord or that are installed in other parts of Entire Premises by or for Landlord to service the building. If the Demised Premises has a sprinkler system, then Landlord shall, at Landlord's cost, cause the sprinkler system serving the Demised Premises to be constantly monitored to make certain water is not flowing from the system and the tamper switch on the valve of the sprinkler system is open. Landlord shall keep Tenant informed of the name, address and telephone number of the person or company performing the monitoring. Landlord shall also make and pay for all other repairs to the interior of the Demised Premises necessitated by (i) Landlord's failure to make any repairs required of it hereunder, or (ii) defective workmanship or materials in the construction as it existed immediately prior to the Commencement Date of the Demised Premises or of any other improvements outside of the Demised Premises erected by Landlord for Tenant. Landlord specifically agrees to repair any and all damage caused by settling, expansion or contraction of the building and/or the land underneath the building,

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parking or common areas. Landlord shall not alter or remodel the exterior of the
Demised Premises without Tenant's prior written consent, and any request for such consent shall be accompanied by plans and specifications for such work approved by applicable governmental authorities, together with Landlord's proposal for removing, storing and replacing Tenant's sign and furnishing temporary signs for Tenant while the work is being performed. Unless required by law or due to casualty, Landlord shall refrain from commencing any such remodeling of the exterior of the Demised Premises during the months of March through September, Tenant's high sales season.

           (C) During the Term and any Renewal Options, Tenant shall repair and maintain the HVAC using a licensed, qualified contractor and Landlord shall replace the same when such contractor notifies Landlord in writing that the HVAC requires replacement for either of the following reasons: (1) the HVAC has come to the end of its useful life or (2) further repairs cannot be warranted. Landlord and Tenant agree that the opinion of the contractor shall be binding upon the parties as to whether or not the HVAC can be repaired or must be replaced.

           (D) Anything in this Lease to the contrary notwithstanding, if any repairs required to be made by Landlord are necessary to end an emergency and if Landlord, after Tenant's good faith effort to give either written, personal or telephonic notice, fails to commence repair as soon as reasonably possible thereafter, Tenant may make such repairs at Landlord's cost. Landlord agrees to pay Tenant the cost of such repairs on demand, and Landlord further agrees that if it fails so to pay to Tenant, Tenant may deduct the amount so expended by it from Rent or any other payment due or to become due.

           (E) If Tenant is deprived of the use of any portion of the Demised Premises for a period of more than three (3) consecutive days during the making of any repairs, improvements or alterations by Landlord under any provisions of this Lease, then so long as Landlord does not proceed diligently to remedy such condition all Rent and other sums payable hereunder shall abate for such period as Tenant is deprived of such use. Furthermore, if Landlord fails within three
(3) days following Landlord's receipt of written notice of the need therefor from Tenant to commence any repairs required to be made by Landlord to stop any leaks of water into the Demised Premises or if Landlord thereafter fails to complete any such repairs or replacements with diligence, then, in either event, the Rent and all other sums due hereunder shall abate until such time as such repairs and/or replacements are completed.

     13. TENANT'S REPAIRS AND ALTERATIONS: Subject to Landlord's obligations
         --------------------------------
under the Section of this Lease entitled LANDLORD'S REPAIRS, Tenant shall make
                                         ------------------
and pay for all ordinary non-structural repairs to the interior of the Demised Premises arising from Tenant's operation of business therein not occasioned by ordinary wear and tear, fire or other casualty. Tenant may make and shall pay for any alterations and improvements to the Demised Premises as Tenant deems desirable and Tenant agrees that all such alterations and improvements shall be made in a good and workmanlike manner and in such fashion as not to diminish the value of the Demised Premises. If Tenant's construction of any

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alterations, additions and improvements in and to the Demised Premises requires the penetration of the roof, then Tenant shall use Landlord's roofing contractor to perform such penetration in accordance with any and all warranties. On surrendering possession of the Demised Premises to Landlord at the expiration or sooner termination of this Lease, Tenant shall not be required to restore the same to the condition existing at the commencement of the Term and Landlord agrees to accept the Demised Premises with all alterations and improvements made by Tenant. Except for Tenant's furniture, trade fixtures and equipment (which shall remain the property of Tenant), all alterations, additions and leasehold improvements made by Tenant shall be and become Landlord's property upon the expiration or earlier termination of the Term of this Lease.

     13.1 TENANT'S SIGNAGE: Tenant may paint, erect or authorize the
          ----------------
installation of signs, of the maximum allowable size and in the maximum allowable quantity, under prevailing law, (which Tenant deems necessary to the operation of its business) on the exterior of the Demised Premises and the North (freeway) side of the Building, and inside of the Demised Premises identifying same as Tenant's store. Tenant may also erect and maintain its sign panels on the current monument sign at the adjacent street at its expense. Tenant may at any time or from time to time remove such signs or change them to reflect new designs. Tenant may use its standard colors and logo in all signage. Landlord shall not and may not install or maintain, or permit anyone to install, maintain, remove or modify, any signs on the exterior or roof of the Demised Premises or within the air space above the Demised Premises during the Term of this Lease or any extensions or renewals thereof. Landlord shall not alter, modify, remove, relocate or replace or cause any of the aforementioned to be done to any of Tenant's signs.

     14.  COMPLIANCE WITH LAWS: Tenant shall make and pay for non-structural
          --------------------
improvements and alterations to comply with all laws, rules or regulations of any governmental authority promulgated after the commencement of the Term applying to the physical condition of the Demised Premises and arising from Tenant's conduct of business in the Demised Premises. Landlord agrees to make and pay for all other repairs, improvements or alterations to the Demised Premises required by any such authority.

     15.  TENANT'S FIXTURES: Tenant may install in the Demised Premises such
          -----------------
fixtures (trade or otherwise) and equipment as Tenant deems desirable and all of said items shall remain Tenant's property whether or not affixed or attached to the Demised Premises. Tenant may remove said fixtures and equipment from the Demised Premises at any time and from time to time during the Term. Landlord shall not mortgage, pledge or encumber said fixtures, equipment or improvements. Tenant shall, within thirty (30) days after expiration of the Term, repair any damage to the Demised Premises caused by Tenant's removal of any such fixtures or equipment. Tenant shall be allowed access, either underground or aerial as required by the telecommunications supplier, to all telecommunications lines and facilities, including the right to install at Tenant's expense on an exterior wall or roof area a digital communications reflector no larger than two meters in diameter, complete with attached cable to Demised Premises.

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     16.  UTILITIES: Landlord shall provide to the Demised Premises throughout
          ---------
the Term such sanitary and storm sewer facilities and such utilities (including, without limitation, water, electric power and gas) as the Tenant may require. Tenant agrees to pay for all such utilities for which the Landlord provides separate metering that are consumed by Tenant in the Demised Premises, during the Term. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the Demised Premises unless such interruption or failure is the direct result of Landlord's negligence.

     16.1 TRASH REMOVAL: Tenant may store all Tenant's trash in no fewer than
          -------------
two dumpsters (one for waste and another, at Tenant's option, for recycling) or other covered trash receptacles customary in shopping centers. Tenant's trash receptacles shall be located near Tenant's loading areas and Tenant shall have Tenant's trash removed from the Entire Premises regularly, all at Tenant's cost.

     17.  PUBLIC LIABILITY INSURANCE: (A) Commencing on the date Tenant takes
          --------------------------
possession and continuing throughout the Term, or any extensions thereof, Tenant shall maintain insurance against public liability for injury to person (including death) or damage to property occurring within the building and the Demised Premises arising out of the use and occupancy thereof by Tenant. Such insurance shall be with minimum single limits of $2,000,000.00 for personal injury, death or property damage and Landlord and its designated property manager shall be named as additional insured under the policy. Upon written request therefor, Tenant shall deliver to Landlord a certificate of such insurance naming Landlord as an additional insured and an agreement by the insurer that said policy may not be canceled without ten (10) days prior written notice delivered to Landlord.

           (B) Commencing on the date Tenant takes possession and continuing throughout the Term or any extensions thereof, Landlord shall maintain insurance against public liability for injury to person (including death) or damage to property arising out of the acts or omissions of Landlord or arising out of the use of Common Facilities as defined in this Lease by Tenant or its licensees, employees, invitees, or customers. Such insurance shall be with minimum single limits of $2,000,000.00 for personal injury, death or property damage and Tenant shall be named as additional insured under the policy. Upon written request therefor, Landlord shall deliver to Tenant a certificate of such insurance naming Tenant as an additional insured and an agreement by the insurer that said policy of insurance may not be canceled without ten (10) days prior written notice delivered to Tenant.

     17.1 INDEMNITY: (A) Tenant hereby agrees to hold and save Landlord
          ---------
harmless, and to protect and indemnify Landlord from and against any and all claims, punitive damages, injuries, costs, losses, demands, debts, liens liabilities, causes of action, suits, interest, and expenses (including attorney's fees incurred in defense and enforcing this indemnity) of any kind whatsoever paid, incurred or suffered by, or asserted against Tenant, arising out of injury to person or property, or both, including without limitation, injury to the person or property of Tenant, its agents officers, employees, or licensees arising out of the condition of the Demised Premises or any portion thereof over which Tenant has control and a duty to

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repair and maintain under the terms of this Lease: provided, however, that this covenant shall not apply to the injury to person or property resulting from acts of Landlord, its agents or employees while in or on the Demised Premises.

      (B) Landlord hereby agrees to hold and save Tenant harmless, and to protect and indemnify Tenant from and against any and all claims, punitive damages, injuries, costs, losses, demands, debts, liens liabilities, causes of action, suits, interest, and expenses (including attorney's fees incurred in defense and enforcing this indemnity) of any kind whatsoever paid, incurred or suffered by, or asserted against Landlord, arising out of injury to person or property, or both, including without limitation, injury to the person or property of Landlord, its agents, officers, employees, or licensees arising out of the condition of the Entire Premises or any portion thereof over which Landlord has control and a duty to repair and maintain under the terms of this
Lease: provided, however, that this covenant shall not apply to the injury to person or property resulting from acts of Tenant, its agents or employees while in or on the Entire Premises.

     18. DAMAGE BY CASUALTY: (A) If the Demised Premises is damaged or destroyed
         ------------------
by fire, the elements, subsidence of sublateral or subjacent support or other casualty, Landlord shall within thirty (30) days after receipt of diligently pursued permits begin repairs and shall restore the Demised Premises or any such other store to its condition just prior to the damage, within ninety (90) days after receipt of such permits, or Tenant may cancel this Lease.

           (B) If Tenant is not actually open for business during all or any part of the period ("Restoration Period") from the date of such damage or destruction as aforesaid until the date the Demised Premises is redelivered to Tenant in accordance with the terms of this Lease, all Rent or other sums payable hereunder shall abate for such period as Tenant is not open for business without causing default by Tenant. If Tenant is open for business during the Restoration Period, the Rent and other sums payable hereunder shall abate in proportion to the usable space; provided, however, that if Landlord does not proceed diligently with restoration of the Demised Premises, all Rent and other sums payable hereunder shall abate without causing default by Tenant.

           (C) If any other building erected on Entire Premises is damaged or destroyed by fire, the elements, subsidence of sublateral or subjacent support or other casualty, Landlord shall within ninety (90) days promptly and diligently either (i) repair and restore such other building to its condition just prior to the damage or (ii) level such other building to the ground and clear up all debris therefrom or (iii) put such other buildings in a clean and safe condition.

           (D) Landlord agrees to keep in effect on the Demised Premises and on all other buildings erected on Entire Premises and to provide Tenant upon written request therefor with proof of fire insurance with extended coverage endorsement in an amount not less than the full replacement cost of the buildings and improvements thereon.

           (E) If any such damage or destruction to the Demised Premises shall occur within the last two (2) years of the Term, or of any Renewal Period, affecting more than fifty percent (50%) of the replacement cost of the Demised Premises, either party may terminate this Lease by notice to the other party within thirty (30) days after the date of such damage or destruction. If Landlord shall terminate this Lease as above provided, Tenant may, within thirty
(30) days after receipt of notice thereof, extend the Term or Renewal Period, if a Renewal Period is available under this Lease to exercise, to run for five (5) years from the date of restoration and redelivery of the Demised Premises to Tenant, whereupon Landlord's termination shall be void and Landlord shall restore the Demised Premises in accordance with the terms of this Section. Tenant shall not have the right to void a termination by Landlord during the last Renewal Period. If this Lease is terminated as provided in this Section, both parties shall be relieved of any further liabilities hereunder except for obligations accrued at the date of such damage or destruction and any sums prepaid by Tenant shall be apportioned and appropriately refunded to Tenant.

     18.1 FIRE INSURANCE WITH EXTENDED COVERAGE: Tenant shall within thirty (30)
          -------------------------------------
days after receipt of an annual billing from Landlord, supported by Landlord's invoices, reimburse Landlord, as Additional Rent, for Tenant's pro rata share of the cost of fire insurance with extended coverage premiums.

     19.  WAIVER OF SUBROGATION AND HOLD HARMLESS: Landlord and Tenant shall
          ---------------------------------------
obtain from their respective insurers endorsements whereby the insurers agree to waive any right of subrogation against Landlord or Tenant, as the case may be, in connection with liability, fire or other risks or casualties covered by said insurance. Landlord agrees that it shall make no claim nor authorize any claim to be made against Tenant, its employees, servants or agents in connection with or as a result of fire, explosion or other casualty damaging the Demised Premises or other buildings in Entire Premises. Tenant agrees that it shall make no claim nor authorize any claim to be made against Landlord, its employees, servants or agents in connection with or as a result of fire, explosion, or other casualty damaging the contents or fixtures installed in the Demised Premises, excepting, however, such claims as may be permitted pursuant to the terms of the Section of this Lease entitled LANDLORD'S REPAIRS hereof by reason
                                            ------------------
of Landlord's failure to make repairs to the Demised Premises.

     20.  EMINENT DOMAIN: (A) If (i) all or part of the Demised Premises or any
          --------------
rights in the Demised Premises, or (ii) so much of any rights in Entire Premises shall be taken or appropriated under any right of eminent domain or under any other legal right whereby the taking authority is obligated to compensate Landlord therefor so that there does not remain (a) parking area as shown on plot plan Exhibit "B" excluding the "Permitted Taking" area shown as outlined on Exhibit "B" or up to a maximum of eighteen (18) parking spaces located elsewhere on the Entire Premises, or (b) premises suitable in the opinion of Tenant for the operation of its business, or (c) direct access at grade level to all abutting streets, then Tenant may terminate and cancel this Lease as of the date on which the condemning authority takes physical possession upon giving to Landlord written notice of such election. Landlord agrees immediately within ten (10) days after any notice of intended or actual taking or appropriation to give Tenant written notice thereof, providing to Tenant full details of such taking or appropriation including without limitation copies of all condemnation plans or surveys submitted by the condemning authority, a statement of the nature of the project to be conducted by the condemning authority, and such other information as might be necessary to enable Tenant to determine its future course of conduct.

           (B) If this Lease shall be terminated and canceled as a result of any taking or appropriation, Tenant shall be released from any further liability and the Rent and other sums for the last month of Tenant's occupancy shall be pro rated and Landlord shall refund to Tenant any sums paid in advance. If at the time of such taking or appropriation Tenant shall not have fully amortized expenditures which it might have made on account of any improvements or alterations made or erected on the Demised Premises, the amount thereof shall be payable to Tenant out of any award, subject and subordinate to the right of any Mortgagee permitted under the terms of the Section of this Lease entitled SUBORDINATION AND NON-DISTURBANCE.
---------------------------------

           (C) Tenant may file such claims as are permitted by law for the loss of its leasehold interest, business dislocation damages, moving expense, or other damages caused by such taking or appropriation. Tenant's right to receive compensation or damages for its fixtures or its personal property shall not be affected in any manner by this Lease.

           (D) If this Lease is not terminated and canceled because of any such taking or appropriation, Landlord shall within thirty (30) days after receipt of diligently pursued permits begin to restore the Demised Premises to a condition as nearly comparable as practicable to the condition existing just before such taking or appropriation. Restoration shall be completed within ninety (90) days after receipt of such permits. If because of such taking Tenant is not actually open for business during all or any part of the period from the date of such taking or appropriation until the date the Demised Premises is redelivered to Tenant in accordance with the terms of this Lease (hereinafter "Rebuilding Period"), all Rent or other sums payable hereunder shall abate for such period as Tenant is not open for business. If Tenant is actually open for business during the Rebuilding Period, the Rent shall abate proportionately for the unusable area; provided, however, that if Landlord does not proceed diligently with restoration of the Demised Premises, all Rent and other sums payable hereunder shall abate. After restoration of the Demised Premises, the Rent shall be reduced in the ratio that the total floor area of the Demised Premises taken or appropriated bears to the total floor area of the Demised Premises before such taking or appropriation.

     21. PERMITS AND LICENSES: Landlord agrees upon request of Tenant to execute
         --------------------
or join in the execution of any application for permits and licenses which may be necessary in connection with any construction, alterations, improvements and/or repairs permitted under this Lease.

     22.  COMMON FACILITIES: (A) All those portions of Entire Premises shown on
          -----------------
Exhibit "B" which are not presently occupied by buildings shall be Common Facilities for the non-exclusive joint use of all tenants of Entire Premises, their employees, customers and invitees and Landlord hereby grants to Tenant, its employees, customers and invitees, the right to use, in common with all other tenants of Entire Premises, all of said Common Facilities (except that Tenant's loading area shall be reserved for Tenant's exclusive use) and any enlargement thereof for ingress and egress to and from the Demised Premises and the public streets and highways shown on Exhibit "B" and for the parking of motor vehicles in the areas designated as "Parking Area". Subject to reimbursement in Section 22.1, Landlord agrees to maintain throughout the Term all Common Facilities in good repair, clean and clear of snow, ice, rubbish and debris, properly drained, clearly striped and adequately lighted at all times when the Demised Premises is open for business and for one-half hour after closing thereof.

           (B) Throughout the Term, the Common Facilities shall contain a Parking Area as shown on Exhibit "B" (excluding the "Permitted Taking" area shown as outlined on Exhibit "B" or up to a maximum of eighteen (18) parking spaces located elsewhere on the Entire Premises which may be taken by eminent domain without triggering the abatement provision set forth hereinafter), and Landlord shall not use or permit the Common Facilities to be used for carnivals or other businesses, temporarily or permanently. If at any time during the Term, such Parking Area shall be reduced below the minimum area above set forth by reason of taking or appropriation under any power of eminent domain and if Tenant does not terminate this Lease as permitted in the Section of this Lease entitled EMINENT DOMAIN, the Rent payable pursuant to the Section of this Lease
         --------------
entitled RENT of this Lease shall abate in the same proportion that the Parking
         ----
Area so taken bears to the minimum Parking Area above set forth. If, at any time during the Term, Landlord by its acts or omissions reduces or permits a reduction of the Parking Area or Common Facilities below the above minimum or if the Landlord changes the location or arrangement of the Parking Area, the Rent payable pursuant to the terms of the Section of this Lease entitled RENT of this Lease and all other charges payable under the terms of this Lease shall abate.

     22.1 COMMON FACILITIES MAINTENANCE: Tenant agrees to pay throughout the
          -----------------------------
Term, as Additional Rent, its pro rata share of common facilities maintenance costs ("Common Facilities Maintenance Charges"). Common Facilities Maintenance Charges shall include only the following items: lighting of the Common Facilities and parking areas, patching of potholes in the Parking Area, sweeping, maintenance of landscaping existing as of the lease date, snow removal and striping of the Parking Area, touch-up painting, sealing, security for the common area, and repairs of the parking lights, light standards, entrance and exit signs. A management and administrative fee of not greater than ten (10) percent of the Common Facilities Maintenance Charges shall be paid in addition to the Common Facilities Maintenance Charges.

     Effective as of the Commencement Date, Tenant shall pay to Landlord the Common Facilities Maintenance Charges on the first day of each month without any prior demand therefor from Landlord, the monthly installment of Common Facilities Maintenance Charges specified by Landlord, as such amount may be adjusted from time to time. Tenant's pro rata share of such expenses shall be estimated for each calendar year, and Landlord shall submit to Tenant a statement of the estimated amount for each calendar year. Tenant shall pay the Common Facilities Maintenance Charges on the first day of each month until notified by Landlord of a change in the estimated Common Facilities Maintenance Charges and Tenant shall thereafter pay the adjusted amount.

     Within sixty (60) days following the end of each calendar year, Landlord shall furnish Tenant a statement together with invoices covering such calendar year just expired, showing the Common Facilities Maintenance Charges and the amount of Tenant's pro rata share of such Common Facilities Maintenance Charges for such calendar year and the payments made by Tenant with respect to said calendar year as set forth above. If Tenant's pro rata share of such Common Facilities Maintenance Charges is greater than Tenant's actual Common Facilities Maintenance Charge payments, Tenant shall pay Landlord the difference as Additional rent within thirty (30) days after receipt of such statement, and thereafter, pay the adjusted amount as provided above until further adjusted by Landlord. If Tenant's pro rata share of such Common Facilities Maintenance Charges is less than Tenant's actual Common Facilities Maintenance Charges payments, Landlord shall credit any overpayment toward Tenant's next payment of such Common Facilities Maintenance Charges, unless such adjustment is for the last year of the Term, in which case Landlord shall reimburse such overpayment to Tenant within thirty (30) days after request therefor.

     23. USE OF PREMISES BEFORE TERM COMMENCES: Tenant may enter the Demised
         -------------------------------------
Premises at any time prior to the commencement of the Term to construct Tenant's improvements and install therein fixtures and equipment and receive and store therein merchandise and other property at Tenant's own risk, free from Rent and Additional Rent, provided that such entry does not interfere unreasonably with the work being done in or to the building by Landlord. Such entry into the Demised Premises shall not be construed as an acceptance of delivery thereof under the terms and provisions of this Lease.

     24. TRANSFER OF TITLE: If there shall be any change in or transfer of title
         -----------------
of Landlord in or to the Demised Premises or any part thereof, Tenant may withhold payments thereafter accruing until notified in writing by Landlord of such change in title and until given satisfactory proof, whereupon Tenant shall submit such payment to the party properly entitled to receive it.

     25. TENANT'S DEFAULT IN RENT: If Tenant shall default in payment of Rent
         ------------------------
herein reserved, when due, Landlord shall forward written notice of such default to Tenant, by certified mail, return receipt requested, and the failure of Tenant to cure such default within fifteen (15) days after the date of receipt of such notice shall at the option of the Landlord cause the termination of this Lease.

     26. OTHER DEFAULTS BY TENANT: If Tenant shall default in the performance of
         ------------------------
any of the terms or provisions of this Lease other than the payment of Rent, and if Landlord shall give to the Tenant written notice by certified mail, return receipt requested, of such default and if Tenant shall fail to cure such default within thirty (30) days after receipt of such notice, or if the default is of such a character as to require more than thirty (30) days to cure, then, if Tenant shall fail to use reasonable diligence in curing such default Landlord may cure such default for the account of and at the cost and expense of Tenant and the reasonable sums so expended by Landlord shall be deemed to be Rent and on demand shall be paid by Tenant on the day when Rent shall next become due and payable. In no event, however, shall any default under the terms of this Section be the basis of a forfeiture of this Lease or otherwise result in the eviction of the Tenant or the termination of this Lease.

     27. RESPONSIBILITY OF LANDLORD: If Landlord fails to pay any installment
         --------------------------
of taxes or assessments or any interest, principal, costs or other charges upon any mortgage or mortgages or other liens and encumbrances affecting the Demised Premises or Entire Premises when any of the same become due, or if Landlord fails to make any repairs or do or complete any work required of it under any of the provisions of this Lease, or if Landlord fails to perform any covenant or agreement in this Lease contained on the part of Landlord to be performed, Tenant, after the continuance of any such failure or default for thirty (30) days after written notice thereof is given by Tenant to Landlord, may elect to pay said taxes, assessments, interest, principal, costs and other charges or cure such defaults on behalf of and at the expense of Landlord and do all necessary work and make all necessary payments in connection therewith. This shall include, without limitation, the payment of any counsel fees, costs and charges of or in connection with any legal or equitable action which may be brought and Tenant may further take such other proceedings at law or in equity as Tenant deems necessary, notwithstanding any other remedy herein provided. In the event of such election by Tenant, Landlord agrees to pay to Tenant any amount so paid by Tenant, and agrees that Tenant may withhold any and all rental payments and other sums due and becoming due after the expiration of the aforesaid notice period to the Landlord pursuant to the provisions of this Lease and may apply the same to the payment of such indebtedness of the Landlord until such indebtedness is fully paid. In addition to the foregoing, Tenant may proceed in equity to enjoin any breach by Landlord or by any other party of any provision of this Lease. Nothing herein contained shall preclude the Tenant from proceeding to collect the amount so paid by it, as aforesaid, without waiting for rental offsets to accrue. If at the expiration of the Term of this Lease there shall be any sums owing by Landlord to Tenant, this Lease may at the election of Tenant be extended and continued in full force and effect until the last day of the month following the date when the indebtedness of Landlord to Tenant shall have been fully paid. If any alleged default is of such a nature that it cannot be completely remedied or cured within the thirty (30) day period above provided, then notwithstanding the provisions of this Section to the contrary, Tenant shall not have a right to enforce any of the remedies herein set forth if Landlord shall commence curing such default within such thirty (30) day period and shall proceed with reasonable diligence in good faith to complete the curing thereof.

     28. HAZARDOUS SUBSTANCES: (A) As used in this Lease, "HAZARDOUS SUBSTANCES"
         --------------------
shall be defined as any substance that is biologically or chemically active or is a hazardous, toxic, or dangerous waste, substance (including, but not limited to, petroleum derivative substances), or material defined as such in (or for purposes of) any state, federal or local environmental laws, regulations, decrees or ordinances or in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or in any of the so called state or local "Super Fund", "Super Lien" or "Cleanup Lien" laws or any other federal, state or local regulation, order or decree relating to or imposing liability or standards of conduct concerning any such substances or materials or any amendments or successor statutes thereto.

           (B) Tenant represents and warrants that, except for items commonly sold or utilized in marine and boating supply and accessories stores, no HAZARDOUS SUBSTANCES will be stored on the Demised Premises and that during the Term of this Lease or any Renewal Period thereof, no HAZARDOUS SUBSTANCES will be discharged on the Entire Premises by Tenant or anyone under its direction or control. Tenant agrees that such representations and warranties shall survive any termination of this Lease and Tenant agrees to indemnify and hold harmless the Landlord from any and all costs, expenses, claims and damages, including but not limited to attorneys' fees and costs of remediation, arising from Tenant's breach of any of the foregoing representations and warranties.

           (C) Landlord shall indemnify and hold Tenant harmless from and against all costs, expenses, and damages, including but not limited to attorneys' fees and costs of remediation, arising out of any claim for loss or damage to property, injuries to or death of persons, any contamination of or adverse effects on the environment or any violation of any environmental or other law, caused by or resulting from any hazardous waste or HAZARDOUS SUBSTANCE or any leakage or contamination from underground tanks on or under the Entire Premises and not resulting from Tenant's operations in the Demised Premises. This indemnification precedes, is concurrent with, and survives this Lease.

           (D) Furthermore, Landlord represents and warrants to Tenant that Landlord has no actual or constructive knowledge (1) of the presence of any HAZARDOUS SUBSTANCES on, under or within the Entire Premises; (2) of any spills, releases, discharges or disposals of HAZARDOUS SUBSTANCES that have occurred or are presently occurring on or onto the Entire Premises; (3) of any spills or disposal of HAZARDOUS SUBSTANCES that have occurred or are occurring adjacent to the Entire Premises as a result of any construction on or operation and use of the Entire Premises or adjacent property; (4) of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances, and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any HAZARDOUS SUBSTANCES on the Entire Premises or adjacent property; (5) the presence of any underground storage tanks now or in the past on the Entire Premises.

     29. NOTICE: All notices or demands required or permitted to be given or
         ------
served pursuant to this Lease shall be deemed to have been given or served only if in writing, postage pre-paid and shall be sent by U.S. Certified Mail with Return Receipt Requested or by nationally recognized overnight courier to:

     LANDLORD:                                   TENANT:
     ---------                                   -------

     Santa Cruz Freeholders                      West Marine Products, Inc.
     c/o Randolph K. Repass                      Attn: Real Estate Department
      500 Westridge Drive                        500 Westridge Drive
     Watsonville, California  95076              Watsonville, California  95076
     (831) 728-2700
     (831) 761-3261 Fax

     Such addresses may be changed from time to time by either party by serving notice as above provided.

     30. REAL ESTATE TAXES: Landlord shall pay all Real Estate Taxes
         -----------------
(hereinafter "Taxes") upon the Entire Premises and shall within sixty (60) days thereafter provide Tenant with a copy of the paid Tax receipt. Tenant shall reimburse Landlord, as Additional Rent, within thirty (30) days of Landlord's request therefor, for Tenant's pro rata share of said Taxes. Landlord shall submit to Tenant, along with the request for reimbursement, a copy of the Tax bill and a computation of Tenant's pro rata share of said Taxes for which Landlord is seeking reimbursement. In addition to any other limitations contained on this Lease, Tenant's pro rata share of Taxes levied or assessed against the Demised Premises and/or the Entire Premises shall expressly exclude
(i) any federal, state or local documentary transfer or similar taxes imposed and assessed in connection with the execution, delivery and/or recordation of any deed or conveyance of title to the Shopping Center and/or the Premises, (ii) any late or delinquency fees, penalties or costs associated with the late payment of such real property taxes and/or assessments, and (iii) any special assessments levied against the Shopping Center of the Premises relating to the initial development of the Shopping Center.

     31. USE: Tenant may use the Demised Premises as a Marine Supply, Boating
         ---
Gear and Boating Apparel store to conduct the operation of a retail and/or wholesale business for the sale and/or distribution of supplies, equipment and apparel for marine and boating uses or for any other lawful purpose for which Landlord provides it's written consent, such consent not to be unreasonably withheld. Landlord's consent shall be deemed to not be unreasonably withheld where (1) Tenant's proposed use would violate an exclusive granted in the Entire Premises, or (2) Tenant's proposed use would duplicate an existing use in the Entire Premises. Tenant shall indemnify and hold Landlord harmless of and from all fines or penalties imposed by law arising by reason of the violation by Tenant of any laws, rules, ordinances or regulations relating to the conduct of business in the Demised Premises issued by any governmental authority having jurisdiction over the Demised Premises.

     Tenant shall not have any obligation to continuously use or occupy the Demised Premises or conduct business therein during the Term and Tenant shall have the right (at any time and from time to time) to discontinue the use and occupancy of the Demised Premises or cease the conduct of business therein; provided, however, that neither the cessation of Tenant's use or occupancy of the Demised Premises nor the discontinuation of the conduct of business therein shall relieve or discharge Tenant from its obligation to pay Rent, Additional Rent or other amounts payable by Tenant and perform the obligations required by this Lease in the time and manner set forth herein.

     32. TERMINATION OF OLD LEASE: By Lease dated June 6, 1995 ("Old Lease"),
         ------------------------
Tenant is leasing from Landlord six thousand fifty-eight (6,058) square feet of the Demised Premises under this Lease. Effective as of the date upon which Rent commences under this Lease, Landlord and Tenant do hereby terminate the Old Lease and the terms, covenants, conditions, and obligations of this Lease shall thereafter apply.

     33. LANDLORD'S ALTERATIONS: (A) Upon the full execution of this Lease,
         ----------------------
Landlord shall proceed with diligence in making the following alterations to the Demised Premises in accordance with Exhibit "F" attached hereto and made a part hereof:

     Construct a demising wall to deliver to Tenant an expanded Demised Premises with frontage measuring approximately sixty-five Feet (65') and depth measuring approximately one hundred forty-seven feet (147').

     (B) All of said alterations shall be done by Landlord at its own cost and expense in a good and workmanlike manner using first quality materials in full compliance with all laws, rules and regulations of all governmental authorities having jurisdiction thereof, and shall be completed at a time mutually agreed upon by Landlord and Tenant.

     (C) The obligations of Landlord contained in this Section shall be a personal non-transferable obligation of the Landlord named in this Lease and shall continue notwithstanding any sale or other transfer of title to the Demised Premises or Entire Premises prior to completion of the Demised Premises.

     34. DELIVERY: Landlord shall deliver vacant broom clean possession of the
         --------
additional premises when Landlord has completed the alterations required by the Section of this Lease entitled "LANDLORD'S ALTERATIONS".
                                ----------------------

     35. INTENTIONALLY OMITTED
         ---------------------

     36. GENERAL PROVISION:
         -----------------

           (A) The captions and numbered Sections of this Lease are inserted for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

           (B) If more than one person or corporation is named as Landlord in this Lease and executed the same as Landlord, then the word "Landlord" wherever used in this Lease shall refer to all such persons or corporations, and the liability of such persons or corporations for compliance with or for the performance of all the terms, covenants and provisions of this Lease shall be joint and several.

           (C) All the provisions of this Lease shall be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate Section hereof, and all the provisions hereof shall bind and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns.

           (D) No amendment or modification of this Lease shall be effective unless in writing and executed by duly authorized representatives of both Landlord and Tenant.

           (E) The Sections of this Lease are intended to be severable. If any Section or provision of this Lease shall be held to be unenforceable by any court of competent jurisdiction, this Lease shall be construed as though such Section had not been included in it. If any Section or provision of this Lease shall be subject to two constructions, one of which would render such Section or provision invalid, then such Section or provision shall be given that construction which would render it valid.

           (F) Upon request of Tenant, Landlord shall promptly complete an IRS Form W-9 so that Tenant may report the payments made by Tenant to Landlord under this Lease as required by applicable governmental authorities.

           (G) This Lease shall not be strictly construed against Tenant as the draft or writing of Tenant or because of any presumption arising out of terms favorable to Tenant.

           (H) In the event of any litigation between Tenant and Landlord to enforce any provision of this Lease or any right of either party hereto, the unsuccessful party to such litigation shall pay the successful party all costs and expense, including reasonable attorneys' fees, incurred therein. Moreover, if either party hereto without fault is made a party to any litigation instituted by or against any other party to this Lease, such other party shall indemnify Landlord or Tenant, as the case may be, against and save it harmless from all costs and expenses, including reasonable attorneys' fees, incurred by it in connection therewith.

     37. NO OPTION: The submission of this Lease for examination does not
         ---------
constitute a reservation of or option for the Demised Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

     38. ESTOPPEL AGREEMENT: Tenant shall, from time to time, upon at least ten
         ------------------
(10) business days prior notice by Landlord, execute, acknowledge and deliver to a prospective purchaser or mortgagee, a statement executed by both Landlord and Tenant certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the Rent and Additional Rent have been paid, and stating whether or not there exists any defaults by Landlord or Tenant under this Lease, and, if so, specifying each such default.

     39. DELAYS: In the event the scheduled performance of any duty of
         ------
obligation required to be performed by Tenant under this Lease or in the event the scheduled date for the exercise of any right or option contained herein shall fall on a Saturday, Sunday, or legal holiday, such performance or exercise by Tenant or Landlord shall occur on the next business day.

     40. MECHANICS LIENS: If any mechanic's or other liens shall at any time be
         ---------------
filed against the Demised Premises by reason of work, labor, services or materials performed or furnished to Tenant, Tenant shall cause the same to be discharged of record or bonded within thirty (30) days of Tenant's notice of such lien. If Tenant shall fail to cause such lien to be so discharged or bonded after being notified of the filing thereof, then, Landlord may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord, including reasonable attorneys' fees incurred by Landlord either in defending against such lien or in procuring the bonding or discharge of such lien, shall be due and payable by Tenant to Landlord as Additional Rent.

     41. RIGHT OF ENTRY: Upon at least twenty-four hours prior written notice,
         --------------
Landlord or its agents shall have the right to enter the Demised Premises to make repairs to the Demised Premises as required of Landlord under this Lease without any liability to Tenant for trespass. Landlord shall be required to cooperate with Tenant to minimize any disturbance to Tenant's conduct of business in the Demised Premises caused by such entry.

     42. HOLDING OVER: If Tenant shall be in possession of the Demised Premises
         ------------
after the expiration of the Lease Term, in the absence of any agreement extending the Term, the tenancy under this Lease shall become one from month to month, terminable by either party on thirty (30) days' prior notice, and shall be subject to all of the terms and conditions of this Lease as though the Term had been extended from month to month, except that the monthly Rent payable hereunder for each month during said holdover period shall be equal to one hundred ten percent of the monthly Rent payable during the last month of the Term.

     43. SUCCESSORS: All rights and liabilities herein given to, or imposed
         ----------
upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of said parties; and if there shall be more than one tenant, they shall be bound jointly and severally the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


LANDLORD:                               TENANT:

Santa Cruz Freeholders, a               West Marine Products, Inc., a California
California Limited Partnership          corporation

By:   /s/ Randolph K. Repass            By:  /s/ Frank G. Fawcett
   ------------------------------          -------------------------------------
      Randolph K. Repass                     Frank G. Fawcett
      General Partner                        AVP of Real Estate

By:                                     By:  /s/ Bonnie Tragni
   ------------------------------          -------------------------------------
                                            Bonnie Tragni
Title:                                      Director of Real Estate
      ---------------------------

                                   EXHIBIT "A"


Demised Premises:

     The storeroom shown outlined as "Demised Premises", Exhibit "B", annexed hereto having a frontage of sixty-five feet (65') and a depth of one hundred forty-seven feet (147'), and an overall area of nine thousand five hundred eighty-three (9,583) square feet, all being a part of Entire Premises hereinafter described.

Entire Premises:

[Landlord to provide Legal Description for Entire Premises]

                                   EXHIBIT "B"

                                   Site Plan

                                   EXHIBIT "C"

Page 1 of 1
                                Title Exceptions

Mortgages:

     Landlord covenants that prior to commencement of the Term of this Lease, the mortgages described below shall either be discharged of record or the mortgagees shall execute an agreement in accordance with Section 7(c) of this Lease.

                                     "NONE"

      Landlord warrants that there are no easements, restrictions, or other matters that will affect or limit the use of the Demised Premises or Common Facilities by Tenant in accordance with the terms of this Lease, except as follows:

                                     "NONE"

                                   EXHIBIT "D"

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                    ----------------------------------------

     THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereinafter "Agreement") is made by and between _________________________ (hereinafter called "Lender"), the holder of a promissory note secured by a Deed of Trust or Mortgage recorded _________________________ in _________________, _________________ in the
hereinafter described property, and West Marine Products, Inc., a California corporation, (hereinafter called "Tenant"), which is the Tenant under a Lease (the "Lease") from _________________________, a _______________, (hereinafter called "Landlord"), dated ___________________, pertaining to certain store premises and real property more fully described in Exhibit "A" attached hereto (hereinafter called the "premises").

         1. Tenant's agreement is upon and subject to the express conditions that:
                       a. So long as Tenant continues to pay the Rent as provided for in the Lease and otherwise complies with all the terms and provisions thereof, Lender shall not disturb the rights of possession of Tenant in and to the premises as set forth in the Lease, notwithstanding any foreclosure or proceedings in lieu thereof affecting the premises and whether or not Tenant is made a party thereto; and

                       b. If all or any part of the premises is damaged or destroyed by casualty or by the exercise of any right of eminent domain, the proceeds of any insurance or condemnation award relating thereto shall be made available for the purpose of repair or restoration thereof as provided for in the Lease; and

                       c. Upon passing of title to the premises or any part thereof to the Lender or to any other party in any foreclosure or proceedings in lieu thereof, the party acquiring such title shall thereupon during the period of such party's ownership, by virtue of such acquisition of title and continued ownership and without the execution of any further instruments or documents be deemed to be the Landlord for all purposes of the Lease during the period of such ownership and be deemed to have assumed the full and complete performance of all the obligations of Landlord as set forth in the Lease which accrue during the period of such ownership; and

                       d. If Lender shall take possession to the premises, without acquiring title thereto, but in such a manner as to be entitled to receive rents therefrom, Lender shall, in addition, be deemed to have assumed all the obligations of Landlord set forth in the Lease accruing during such period of possession.

         2. Lender, by its acceptance of this Agreement, agrees that in the event Lender or any other party takes possession of the premises as note-holder-in-possession, by foreclosure of the Deed of Trust or Mortgage, or by acquisition of title in lieu of foreclosure, Lender or such other party shall not affect or disturb Tenant's right to possession of the premises or Tenant's other rights under the Lease in the exercise of

Lender's or such other party's rights so long as Tenant is not then in default under any of the terms, covenants, or conditions of the Lease beyond the curative periods applicable thereto as provided in the Lease. In the event that Lender or any other party succeeds to the interest of Landlord under the Lease by foreclosure or by acquisition of title to the premises in lieu of foreclosure, or any other action taken under the Deed of Trust or Mortgage by Lender, or in the event that Lender or any other party exercises the rights granted to it by any assignment, Tenant hereby agrees to be bound to Lender or such other party under all of the terms, covenants and conditions of the Lease; and, Tenant agrees that it shall attorn to, and be liable to and recognize Lender or such other party as Tenant's new landlord for the balance of the Term of the Lease upon and subject to all the terms and conditions thereof, and the Lease and the rights of Tenant thereunder shall continue in full force and effect as a direct lease between Tenant and Lender or such other party upon all the terms, covenants, and agreements set out in the Lease, and Tenant shall thereafter make the rental payments set out in the Lease as instructed by written notice of Lender or such other party, forwarded to Tenant by certified mail, return receipt requested or registered mail, postage prepaid, at least ten
(10) days prior to the date when the next payment of Rent or other sum payable under the Lease is due. Such attornment shall be effective and self-operative without the execution of any further instrument by Lender or such other party and Tenant immediately upon the succession by Lender or such other party to the interest of the Landlord under the Lease, and the respective rights and obligations of Tenant and Lender or such other party upon such attornment, to the extent of the then remaining balance of the Term of the Lease and any extension of renewal permitted thereby, shall be and are the same as are now set forth in the Lease or as it may have been modified with Lender's consent.

     This Agreement shall be binding on and inure to the benefit of the Tenant, the Lender and their respective successors and assigns.

     Landlord joins in this Agreement for the purpose of consenting to the provisions hereof and agrees to be bound hereby.

     IN WITNESS WHEREOF, Tenant, Landlord and Lender have caused this Agreement to be executed as of the _____ day of _________________, 2000.

LANDLORD:                          TENANT:

Santa Cruz Freeholders, a          West Marine Products, Inc., a  California
California Limited Partnership     corporation

By:                                By:
   -----------------------------      --------------------------------------

Title:                             Title: Frank Fawcett, AVP of Real Estate
      --------------------------         ----------------------------------

By:                                By:
   -----------------------------      --------------------------------------

Title:                             Title: Bonnie Tragni, Director of Real Estate
      --------------------------          --------------------------------------

LENDER

By:
   ---------------------------------------
Title:
      ------------------------------------

                                   Exhibit "E"

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereinafter "Agreement") is made by and between ______________________, a ________________,
(hereinafter called "Lender"), its successors and assigns (including but not limited to the holder of the promissory note and Deed of Trust hereinafter described), and West Marine Products, Inc., a California corporation, (hereinafter called "Tenant"), which is the Tenant under a lease from ______________, a ___________________, ("hereinafter called Landlord"), dated
____________ pertaining to certain real property and store premises more fully described in Exhibit "A" attached hereto and made a part hereof (hereinafter called the "Demised Premises").

        As an inducement to Lender to make a first Deed of Trust Loan (hereinafter called the "Loan") in the original principal amount of $___________ and interest secured by the Demised Premises and certain personal property, evidenced or to be evidenced by a promissory note secured by the hereinafter described Deed of Trust, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Tenant hereby warrants and represents to Lender and agrees with Lender as of the date hereof, as follows:

     1. The aforesaid Lease and any and all extensions, modifications, and renewals thereof and all of Tenant's rights and interest thereunder (hereinafter collectively called the "Lease"), are hereby subjected and subordinated to, and are declared to be subjected and subordinated to that certain Deed of Trust from Landlord to Lender, and all extensions, modifications and renewals thereof or of the indebtedness secured thereby, given as security for the Loan and recorded in the __________________________ in the __________________________________ of the
County of ____________________________, ________________________, and pertaining to the Demised Premises (such Deed of Trust or Mortgage and all extensions, modifications and renewals thereof are referred to herein collectively as the "Deed of Trust"), to the same extent as if the Deed of Trust documents had been executed, delivered and recorded prior to the execution of the Lease; provided, however, the Deed of Trust shall not increase or add to any obligations of Tenant under the Lease or terminate or diminish any rights of Tenant under the Lease.

     2. Tenant's subordination is upon and subject to the express conditions that:

                a. So long as Tenant continues to pay the rent as provided for in the Lease and otherwise complies with all the terms and provisions thereof, Lender shall not disturb the rights of possession of Tenant in and to the Demised Premises or other premises as set forth in the Lease, notwithstanding any foreclosures or proceedings in lieu thereof affecting the Demised Premises and/or such other premises and whether or not Tenant is made a party thereto; and

                b. If the Demised Premises or other such premises or any part thereof is damaged or destroyed by casualty or by the exercise of any right of eminent domain, the proceeds of any insurance or condemnation award relating thereto shall be made available for the purpose of repair or restoration thereof as provided for in the Lease; and

                c. Upon passing of title to the Demised Premises and/or such other premises to the Lender or to any other party in any foreclosure or proceedings in lieu thereof, the party acquiring such title shall thereupon during the period of such party's ownership, by virtue of such acquisition of title and continued ownership and without the execution of any further instruments or documents, be deemed to be the Landlord for all purposes of the Lease during the period of such ownership and be deemed to have assumed the full and complete performance of all the obligations of Landlord as set forth in the Lease which accrue during the period of such ownership; and

                d. If Lender shall take possession to the Demised Premises and/or such other premises, without acquiring title thereto, but in such a manner as to be entitled to receive rents therefrom, Lender shall, in addition, be deemed to have assumed all the period of possession.

     3. Lender, by its acceptance of this Agreement, agrees that in the event Lender or any other party takes possession ofthe Demised Premises and/or other such premises as note-holder-in-possession, by foreclosure of the Deed of Trust or by acquisition of title in lieu of foreclosure, that Lender or such other party shall not affect or disturb Tenant's right to possession or Tenant's other rights under the Lease in the exercise of Lender's or such other party's rights so long as Tenant is not then in default under any of the terms, covenants, or conditions of the Lease beyond the curative periods applicable thereto under the Lease. In the event that Lender or any other party succeeds to the interest of Landlord under the Lease by foreclosure or by acquisition of title to the Demised Premises and/or other premises in lieu of foreclosure, or any other action taken under the Deed of Trust by Lender or any other party, or in the event that Lender or any other party exercises the rights granted to it by any assignment, Tenant hereby agrees to be bound to Lender or such other party under all of the terms, covenants and conditions of the Lease, and Tenant agrees that it shall attorn to, and be liable to and recognize Lender or such other party as Tenant's new landlord for the balance of the Term of the Lease upon and subject to all the terms and conditions thereof, and the Lease and the rights of Tenant thereunder shall continue in full force and effect as a direct lease between Tenant and Lender or such other party upon all the terms, covenants, and agreements set out in the Lease, and the rights of Tenant thereunder shall not be terminated or disturbed except in accordance with the terms and provisions of the Lease, and Tenant shall thereafter make the rental payments set out in the Lease as instructed by written notice of Lender or such other party, forwarded to Tenant by certified mail, return receipt requested or registered mail, postage prepaid, at least ten (10) days prior to the date when the next payment of Rent or other sum payable to the Landlord under the Lease is due. Such attornment shall be effective and self-operative without the execution of any further instrument by Lender and Tenant immediately upon the succession by Lender or such other party to the interest of the Landlord under the Lease; and the respective rights and obligations of Tenant and Lender upon such attornment, to the extent of the then remaining balance of the Term of the Lease and any extension of renewal permitted thereby, shall be and are the same as are now set forth in the Lease or as it may have been modified with Lender's consent.

     This Agreement shall be binding on and inure to the benefit of the Tenant, the Lender and their respective successors and assigns, including but not limited to the purchasers at or in lieu of a foreclosure under the Deed of Trust.

     Landlord joins in this Agreement for the purpose of consenting to the provisions hereof and agrees to be bound hereby.

     IN WITNESS WHEREOF, Tenant, Landlord and Lender have caused this Agreement to be executed as of the _____ day of _________________, 2000.

LANDLORD:                                          TENANT:

Santa Cruz Freeholders, a          West Marine Products, Inc., a California
California Limited Partnership     corporation

By:                                By:
   -----------------------------      ------------------------------------------

Title:                             Title: Frank Fawcett, AVP of Real Estate
      --------------------------          --------------------------------------

By:                                By:
   -----------------------------      ------------------------------------------

Title:                             Title: Bonnie Tragni, Director of Real Estate
      --------------------------          --------------------------------------


LENDER

By:
   -----------------------------
Title:
      --------------------------

                                   Exhibit "F"

                                 TENANT'S PLANS
                                 --------------

Demising Wall specifications:

The Demising Wall shall be fire rated in accordance with applicable codes, built from floor to ceiling and flush with the underside of the roof deck using (at a minimum or as required by applicable code) 3 5/8" metal studs 16" OC and 5/8" dry-wall on each side, taped, sanded, finished and ready for Tenant's paint, with a minimum insulation value of R-11.